EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. § 1350
AS ADOPTED PURSUANT
TOSECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-QSB of Novelos Therapeutics, Inc., (the “Company”) for the quarter ended June 30, 2007, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned chief financial officer of the Company certifies, to his best knowledge and belief, pursuant to 18 U.S.C. § 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George R. Vaughn
George R. Vaughn
Chief Financial Officer

Date: August 10, 2007